Exhibit 99

BUNKER HILL CLOSES PREVIOUSLY ANNOUNCED $8M NON-BROKERED PRIVATE PLACEMENT

Not For Distribution to United States Newswire Services or For Dissemination in the United States

TORONTO, Canada, February 24, 2021 – Bunker Hill Mining Corporation (the “Company”) (CSE: BNKR) is pleased to announce that it has closed the non-brokered private placement of 19,994,080 units of the Company (“Units”) at $0.40 per Unit for gross proceeds of approximately C$8,000,000 (the “Offering”) that was previously announced in the Company’s February 1, 2021 and February 2, 2021 news releases.

Each Unit consists of one common share of the Company (a “Common Share”) and one Common Share purchase warrant (a “Warrant”). Each whole Warrant entitles the holder to acquire one Common Share at a price of C$0.60 per Common Share for a period of five years. The Units and securities underlying them will be subject to a customary four month and a day hold period in accordance with applicable Canadian securities laws and to a concurrent six month hold period in accordance with applicable U.S. securities laws.

Sprott Capital Partners LP and other eligible finders (collectively, the “Finders”) acted as finders in connection with the Offering and the Finders were paid a cash commission of $140,400 in the aggregate and were issued 351,000 finder options (“Finder Options”) as compensation for their services. Finder Options are exercisable into Units at an exercise price equal to C$0.40 for a period of three years.

The proceeds from the Offering shall be primarily used to progress the rapid restart program of the Bunker Hill historical mine, new silver exploration activities, and for general corporate and working capital purposes including funding of the US$2.0 million payment that was made in connection with favorably renegotiating the purchase price for the Bunker Hill mine (as announced on November 23, 2020).

This news release does not constitute an offer of securities for sale in the United States. The securities being offered have not been, nor will they be, registered under the United States Securities Act of 1933, as amended, and such securities may not be offered or sold within the United States absent U.S. registration or an applicable exemption from U.S. registration requirements.

Related party Transaction

Pursuant to the Offering, certain directors and officers of the Company (the “Insiders”) acquired 626,580 Units pursuant to the Offering. This issuance of Units to the Insiders in connection with the Offering is considered a “related party transaction” as such term is defined under Multilateral Instrument 61-101 - Protection of Minority Security Holders in Special Transactions (“MI 61-101”). The Company is relying on exemptions from the formal valuation and minority shareholder approval requirements provided under MI 61-101 on the basis that the issuance of the Units to insiders in connection with the Offering does not exceed 25% of the fair market value of the Company’s market capitalization. The issuance of Units under the Offering to the Insiders has been approved by the Board of Directors of the Company who considered the insiders’ interests in the Offering and the best interests of the Corporation. The Company did not file a material change report disclosing the related party transaction more than 21 days before the expected closing date of the Offering as the details of the Offering and the participation therein by each insider of the Company were not settled until shortly prior to the closing of the Offering.

About Bunker Hill Mining Corp.

Bunker Hill Mining Corp. has an option to acquire 100% of all saleable assets at the Bunker Hill Mine. Information about the Company is available on its website, www.bunkerhillmining.com, or within the SEDAR and EDGAR databases.

For additional information contact:

Sam Ash, President and Chief Executive Officer

+1 208 786 6999

sa@bunkerhillmining.com

Cautionary Statements

Certain statements in this news release are forward-looking and involve a number of risks and uncertainties. Such forward-looking statements are within the meaning of that term in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, as well as within the meaning of the phrase ‘forward-looking information’ in the Canadian Securities Administrators’ National Instrument 51-102 – Continuous Disclosure Obligations. Forward-looking statements are not comprised of historical facts. Forward-looking statements include estimates and statements that describe the Company’s future plans, objectives or goals, including words to the effect that the Company or management expects a stated condition or result to occur. Forward-looking statements may be identified by such terms as “believes”, “anticipates”, “expects”, “estimates”, “may”, “could”, “would”, “will”, or “plan”. Since forward-looking statements are based on assumptions and address future events and conditions, by their very nature they involve inherent risks and uncertainties. Although these statements are based on information currently available to the Company, the Company provides no assurance that actual results will meet management’s expectations. Risks, uncertainties and other factors involved with forward-looking information could cause actual events, results, performance, prospects and opportunities to differ materially from those expressed or implied by such forward-looking information. Forward looking information in this news release includes, but is not limited to, the Company’s intentions regarding its objectives, goals or future plans and statements. Factors that could cause actual results to differ materially from such forward-looking information include, but are not limited to: the ability to predict and counteract the effects of COVID-19 on the business of the Company, including but not limited to the effects of COVID-19 on the price of commodities, capital market conditions, restriction on labour and international travel and supply chains; failure to identify mineral resources; failure to convert estimated mineral resources to reserves; the inability to complete a feasibility study which recommends a production decision; the preliminary nature of metallurgical test results; delays in obtaining or failures to obtain required governmental, environmental or other project approvals; political risks; changes in equity markets; uncertainties relating to the availability and costs of financing needed in the future; the inability of the Company to budget and manage its liquidity in light of the failure to obtain additional financing, including the ability of the Company to complete the payments pursuant to the terms of the agreement to acquire the Bunker Hill Mine Complex; inflation; changes in exchange rates; fluctuations in commodity prices; delays in the development of projects; capital, operating and reclamation costs varying significantly from estimates and the other risks involved in the mineral exploration and development industry; and those risks set out in the Company’s public documents filed on SEDAR. Although the Company believes that the assumptions and factors used in preparing the forward-looking information in this news release are reasonable, undue reliance should not be placed on such information, which only applies as of the date of this news release, and no assurance can be given that such events will occur in the disclosed time frames or at all. The Company disclaims any intention or obligation to update or revise any forward-looking information, whether as a result of new information, future events or otherwise, other than as required by law. No stock exchange, securities commission or other regulatory authority has approved or disapproved the information contained herein.

Cautionary Note to United States Investors Concerning Estimates of Measured, Indicated and Inferred Resources

This press release has been prepared in accordance with the requirements of the securities laws in effect in Canada, which differ from the requirements of U.S. securities laws. Unless otherwise indicated, all resource and reserve estimates included in this press release have been disclosed in accordance with NI 43-101 and the Canadian Institute of Mining, Metallurgy, and Petroleum Definition Standards on Mineral Resources and Mineral Reserves. NI 43-101 is a rule developed by the Canadian Securities Administrators which establishes standards for all public disclosure an issuer makes of scientific and technical information concerning mineral projects. Canadian disclosure standards, including NI 43-101, differ significantly from the requirements of the United States Securities and Exchange Commission (“SEC”), and resource and reserve information contained in this press release may not be comparable to similar information disclosed by U.S. companies. In particular, and without limiting the generality of the foregoing, the term “resource” does not equate to the term “reserves”. Under U.S. standards, mineralization may not be classified as a “reserve” unless the determination has been made that the mineralization could be economically and legally produced or extracted at the time the reserve determination is made. The SEC’s disclosure standards normally do not permit the inclusion of information concerning “measured mineral resources”, “indicated mineral resources” or “inferred mineral resources” or other descriptions of the amount of mineralization in mineral deposits that do not constitute “reserves” by U.S. standards in documents filed with the SEC. Investors are cautioned not to assume that any part or all of mineral deposits in these categories will ever be converted into reserves. U.S. investors should also understand that “inferred mineral resources” have a great amount of uncertainty as to their existence and great uncertainty as to their economic and legal feasibility. It cannot be assumed that all or any part of an “inferred mineral resource” will ever be upgraded to a higher category. Investors are cautioned not to assume that all or any part of an “inferred mineral resource” exists or is economically or legally mineable. Disclosure of “contained ounces” in a resource is permitted disclosure under Canadian regulations; however, the SEC normally only permits issuers to report mineralization that does not constitute “reserves” by SEC standards as in-place tonnage and grade without reference to unit measures. The requirements of NI 43-101 for disclosure of “reserves” are also not the same as those of the SEC, and reserves disclosed by the Company in accordance with NI 43-101 may not qualify as “reserves” under SEC standards. Accordingly, information concerning mineral deposits contained in our website may not be comparable with information made public by companies that report in accordance with U.S. standards.